INCOME TAXES - INCOME TAX EXPENSE RECONCILIATION (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Net (loss) income before income tax	$ 532	$ (113)	$ 10
Income tax at statutory tax rate	87	(7)	3
Tax effect of:
International operations subject to different tax rates	(59)	6	0
Other	3	0	0
Total income tax expense (recovery)	$ 31	$ (1)	$ 3